EXHIBIT 10.2







                                LICENSE AGREEMENT


                                 by and between



                                   Genta, Inc.


                                       and

                           Molecular Biosystems, Inc.








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                                LICENSE AGREEMENT

         This License Agreement (the "Agreement") is made effective this _______ day of May, 2000 (the "Effective Date") by and between Genta, Inc. a corporation having a place of business at 66 Hayden Avenue, Lexington, MA 02421 ("Genta"), and Molecular Biosystems, Inc., a corporation having a place of business at 10030 Barnes Canyon Road, San Diego, CA 92121-2789 ("MBI").

                                    RECITALS

         WHEREAS MBI has developed, owns, and/or controls certain technology relating to the production or use for therapeutic purposes of stabilized synthetic oligonucleotides ("Antisense") and certain intellectual property relating thereto;

         WHEREAS, pursuant to that certain license agreement between MBI and Isis Pharmaceuticals, Inc. ("Isis") dated September 14, 1992 ("Isis Agreement") (attached hereto as Exhibit A), MBI has granted Isis a non-exclusive license, under certain United States and foreign patents and patent applications that are owned by MBI relating to Antisense ("Non-Exclusive Licensed Patents," as further defined herein);

         WHEREAS Genta desires (a) a worldwide license, co-exclusive with Isis, under the Non-Exclusive Licensed Patents, (b) an exclusive, worldwide license under certain other patents and patent applications owned or controlled by MBI relating to Antisense ("Exclusive Licensed Patents," as further defined herein), and (c) a non-exclusive, worldwide license under any know-how relating to Antisense ("MBI Technology," as further defined herein); and

         WHEREAS MBI is willing and able to grant Genta the rights and licenses it desires under the terms and conditions specified herein.

         THEREFORE, the parties agree as follows:


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1.       DEFINITIONS

         1.1 "Affiliate" means any corporation or other business entity which controls, is controlled by or is under common control with a party. For purposes of this Section 1.1, "control" shall mean direct or indirect ownership of (i) at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors, or (ii) in any country where the local law shall not permit foreign equity participation of at least 50%, then the maximum percentage of such outstanding stock or voting rights permitted by local law.

         1.2 "Antisense" means the production and/or use for therapeutic purposes of stabilized synthetic oligonucleotides.

         1.3 "Improvement(s)" means and includes any modification of a Licensed Product or Licensed Method that is invented, conceived and/or reduced to practice by MBI during the Term of this Agreement, provided such modification if unlicensed would infringe one or more claims of the Licensed Patents.

         1.4 "Licensed Methods" means and collectively includes any and all methods the practice of which would constitute, but for the license granted to Genta in this Agreement, an infringement of the Licensed Patents.

         1.5 "Licensed Patents" means and collectively includes the Non-Exclusive Licensed Patents and the Exclusive Licensed Patents.

                  1.5.1 "Non-Exclusive Licensed Patents" means and includes, to the extent the following are subject to the terms and conditions of the Isis Agreement:

                           (a) those patents and patent applications set forth
                  on Schedule A hereto, together with any patents that may issue thereon, and any divisional, continuation or continuation-in-part applications based thereon and any patents that may issue thereon, any reissues or extensions based upon such patents, and any equivalent patents and patent applications of such patents; and

                           (b) any other patents or patent applications owned,
                  controlled, licensed by, being developed or subsequently developed or acquired (by license or otherwise) by MBI which relate to Antisense, all of which shall be set forth on the attached Schedule A, which may be updated from time to time as needed.

                  1.5.2 "Exclusive Licensed Patents" means and includes any and all United States and foreign patents and patent applications relating to oligonucleotide antisense technology that are owned or


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         controlled by MBI, jointly or solely, on the Effective Date that are not subject to or for any reason cease to be part of the Isis Agreement, as set forth on Schedule B, which may be updated from time to time as needed.

         1.6 "Licensed Products" means and collectively includes any and all products the manufacture, use, sale, offer for sale or importation of which would constitute, but for license granted to Genta in this Agreement, an infringement of the Licensed Patents.

         1.7 "MBI Technology" means non-patented proprietary technology and information relating to oligonucleotide antisense technology (including, without limitation, research data, designs, formulas, process information, clinical data and other information pertaining or relating to any technology or invention claimed in the Licensed Patents) that is necessary or useful for the practice of Licensed Patents.

                                    2. GRANT

         2.1 UNDER THE NON-EXCLUSIVE LICENSED PATENTS. MBI hereby grants Genta an irrevocable, fully paid up, royalty-free, worldwide license, with the right to sublicense, under the Non-Exclusive Licensed Patents to (a) make, have made, use, offer for sale, sell, import and otherwise dispose of Licensed Products,
(b) offer for sale, sell, and practice Licensed Methods, and (c) make, have made, use, offer for sale, sell, import, practice and otherwise dispose of products and methods. Genta's license under the Non-Exclusive Licensed Patents shall be co-exclusive with Isis. MBI agrees, and shall require any successor in interest to or assignee of the Non-Exclusive Licensed Patents to agree, not to grant any further license(s) or transfer(s) of rights in or to any of the Non-Exclusive Licensed Patents or the subject matter thereof during the Term of this Agreement. If, during the Term of this Agreement, Isis's license under the Isis Agreement with respect to the Non-Exclusive Licensed Patents, or any portion(s) thereof, is terminated or expires or otherwise ceases, MBI shall promptly notify Genta and MBI agrees that, upon such termination, expiration or cessation, Genta's rights under this Agreement to the Non-Exclusive Licensed Patents, or relevant portion(s) thereof, shall automatically become exclusive, without further cost to Genta, and the Non-Exclusive Licensed Patents shall thereafter be deemed Exclusive Licensed Patents for purposes of this Agreement.

         2.2 UNDER THE EXCLUSIVE LICENSED PATENTS. MBI hereby grants Genta an irrevocable, exclusive, fully paid up, royalty-free, worldwide license, with the right to sublicense, under the Non-Exclusive Licensed Patents to


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(a) make, have made, use, offer for sale, sell, import and otherwise dispose of
Licensed Products, (b) offer for sale, sell, and practice Licensed Methods, and
(c) make, have made, use, offer for sale, sell, import, practice and otherwise dispose of products and methods.

         2.3 UNDER THE MBI TECHNOLOGY. MBI hereby grants Genta a non-exclusive, fully paid up, royalty-free, worldwide license, with the right to sublicense, to use the MBI Technology to make, have made, use, offer for sale, sell, import, practice and otherwise dispose of Licensed Products, products, Licensed Methods, and methods.

                                 3. IMPROVEMENTS

         3.1 MBI agrees to provide written notice to Genta of each Improvement within thirty (30) days of the date of conception of such Improvement. Such notice shall contain a description of the Improvement(s) in detail sufficient to allow evaluation by Genta.

         3.2 Genta shall have an exclusive option to obtain a license under Improvements in accordance with the terms and conditions of this Agreement. Genta may exercise its option at any time within sixty (60) days of receipt by Genta of notice of any such Improvement by providing written notice to MBI that Genta is exercising its option. Upon Genta's exercise of such option, such Improvements shall automatically be added to this Agreement, and all patents and patent applications covering such Improvements, worldwide, shall be added to Licensed Patents hereunder, and this Agreement and/or Schedule A or Schedule B shall be modified accordingly.

         3.3 If Genta fails to exercise its option as provided in this Section 3 with respect to any Improvement, MBI shall have no further obligation to Genta with respect to that Improvement, and shall be free to dispose thereof by license or otherwise, but the rights and obligations of the parties with respect to any subsequent Improvements shall not be affected.

                                4. CONSIDERATION

         4.1 In consideration of the rights and licenses set forth herein, Genta agrees to pay MBI, upon the execution of this Agreement by both parties, a one-time, lump sum payment of: (a) two-hundred and fifty-thousand United States dollars ($250,000.00) and (b) a number of shares of Genta's Common Stock equal in value to two-million four-hundred thousand United States dollars ($2,400,000.00), in accordance with the terms and conditions of Exhibit B, attached hereto. The parties acknowledge and agree that, for the rights granted herein, Genta shall not be


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required to pay to MBI any further consideration, including without limitation any royalties, milestone payments, or sublicensing payments.

         4.2 If the Registration Statement (as defined in Exhibit B) for the shares paid to MBI pursuant to Section 4.1(b) hereof has not been declared effective by the Securities and Exchange Commission ("SEC") by August 24, 2000, then MBI and Genta shall make the following exchanges:

                  4.2.1 On August 25, 2000, (a) MBI shall transfer to Genta either (i) a number of shares of Genta's Common Stock (as defined in Exhibit B) equal to one-million two-hundred thousand United States dollars ($1,200,000.00) in value, calculated using the Closing Genta Stock Price (as defined in Exhibit
B) on August 24, 2000 (rounded to the nearest whole share) or (ii) all of the shares of Genta's Common Stock transferred to MBI pursuant to Section 4.1(b) hereof if the value of all such shares is less than one-million two-hundred thousand United States dollars ($1,200,000.00), calculated using the Closing Genta Stock Price (as defined in Exhibit B) on August 24, 2000; and (b) Genta shall pay to MBI one-million two-hundred thousand United States dollars ($1,200,000.00); and

                  4.2.2 On September 25, 2000, (a) MBI shall transfer to Genta all of the shares of Genta's Common Stock paid to MBI pursuant to Section 4.1(b) hereof, to the extent same have not already been transferred to Genta pursuant to Section 4.2.1 hereof, and (b) Genta shall pay to MBI one-million two-hundred thousand United States dollars ($1,200,000.00); PROVIDED, HOWEVER, that, if the Registration Statement (as defined in Exhibit B) for the shares paid to MBI pursuant to Section 4.1(b) hereof is declared effective by the SEC after August 24, 2000 but on or before September 24, 2000 then, within one business day of the date on which such Registration Statement is declared effective ("Declaration Date"),

                  (i) if the value of the Retained Shares (as defined below) is more than one-million two-hundred thousand United States dollars ($1,200,000.00) calculated using the Closing Genta Stock Price on the business day immediately preceding the Declaration Date ("Retained Share Closing Price"), MBI shall transfer to Genta the number of shares of Genta's Common Stock (rounded to the nearest whole share) equal in value to the difference between the value of the Retained Shares and one-million two-hundred thousand United States dollars ($1,200,000.00) calculated using the Retained Share Closing Price; or


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                  (ii) if the value of the Retained Shares (as defined below), if any, is less than one-million two-hundred thousand United States dollars ($1,200,000.00) calculated using the Retained Share Closing Price (including if the number of Retained Shares is zero), Genta shall issue to MBI a number of shares of Genta's Common Stock (rounded to the nearest whole share) equal in value to the difference between the value of the Retained Shares and one-million two-hundred thousand United States dollars ($1,200,000.00) calculated using the Retained Share Closing Price; or

                  (iii) if the value of the Retained Shares (as defined below) is equal to one-million two-hundred thousand United States dollars ($1,200,000.00) calculated using the Retained Share Closing Price, then MBI shall keep the Retained Shares and Genta shall have no further payment obligations to MBI hereunder.

For purposes of this Section 4.2.2, the "Retained Shares" means the number of shares of Genta's Common Stock paid to MBI pursuant to Section 4.1(b) hereof minus the number of shares transferred by MBI to Genta pursuant to Section 4.2.1(a) hereof.

                                  5. DILIGENCE

         5.1 Genta shall, directly and/or through one or more Affiliate(s) or sublicensee(s), use reasonable efforts to develop, file for regulatory approval or registration of, market and sell Licensed Products and/or Licensed Methods to the extent same are covered by the Exclusive Licensed Patents, in the United States and abroad for those uses and in those countries that Genta, in its sole good faith judgment, determines to be commercially and scientifically reasonable.

                                6. PATENT MATTERS

         6.1      PATENT PROSECUTION AND MAINTENANCE.

                  6.1.1 WITH RESPECT TO NON-EXCLUSIVE LICENSED PATENTS. MBI shall be solely responsible for the prosecution and maintenance of the Non-Exclusive Licensed Patents and expenses relating thereto. MBI shall keep Genta advised of the status of such Non-Exclusive Licensed Patents and promptly provide Genta with copies of all papers, documents and things received from, or filed with, the United States Patent


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


         and Trademark Office and/or any analogous foreign authority or any attorney or agent handling such matters on behalf of MBI in connection with such Non-Exclusive Licensed Patent(s), including without limitation providing prompt notice of any notice(s) of allowance or equivalent received in connection with any patent application and the filing of any patent application. If MBI does not desire to prosecute and/or maintain any Non-Exclusive Licensed Patent(s), then, subject to the rights and obligations of Isis pursuant to the Isis Agreement, Genta shall have the right, but not the obligation, to prosecute and/or maintain such Non-Exclusive Licensed Patent(s). If Isis assumes responsibility for the prosecution, maintenance, and/or defense of any Non-Exclusive Licensed Patent, pursuant to Section 6.2 of the Isis Agreement, then MBI shall, and/or shall require Isis to, keep Genta advised of the status of such Non-Exclusive Licensed Patents and promptly provide Genta with copies of all papers, documents and things received from, or filed with, the United States Patent and Trademark Office and/or any analogous foreign authority or any attorney or agent handling such matters on behalf of Isis in connection with such Non-Exclusive Licensed Patent(s), including without limitation providing prompt notice of any notice(s) of allowance or equivalent received in connection with any patent application, and the filing of any patent application. If Isis does not desire to prosecute and/or maintain any Non-Exclusive Licensed Patent(s), then MBI shall, or shall require Isis to, provide Genta with prompt written notice and in any event sufficient advance notice to allow Genta to prosecute and/or maintain such Non-Exclusive Licensed Patent(s).

                  6.1.2 WITH RESPECT TO EXCLUSIVE LICENSED PATENTS. Genta shall have the right, but not the obligation, to apply for, prosecute, maintain and defend, during the Term of this Agreement, any and all Exclusive Licensed Patents in any country(ies) and/or region(s) in the world. All reasonable costs and expenses of the prosecution and maintenance of the Exclusive Licensed Patents in such countries (including all governmental filing fees) shall be borne by Genta. MBI shall render reasonable assistance to Genta in filing, prosecuting, and maintaining the Exclusive Licensed Patens in such countries whenever requested to do so, at Genta's expense. If Genta elects not to prosecute, obtain issuance of, and/or maintain any patents or patent applications within the Exclusive Licensed Patents in any country(ies) or region(s) in the world, Genta shall promptly notify MBI in writing in sufficient time for MBI to take such


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         action, and MBI shall thereafter have the right, but not any obligation, to prosecute, obtain issuance of, and/or maintain such Exclusive Licensed Patents in such country(ies) or region(ies) at its own cost.

         6.2 PATENT LITIGATION.

                  6.2.1 WITH RESPECT TO NON-EXCLUSIVE LICENSED PATENTS. In the event that either Genta or MBI becomes aware of any potential infringement of the Non-Exclusive Licensed Patents, such party shall notify the other party of the potential infringement in writing and provide a summary of the relevant facts and circumstances known to such party relating to such infringement and reasonable evidence of such infringement. MBI agrees that Genta, and only Genta, shall have the right, but not the obligation, to sublicense such alleged infringer of the Licensed Patents hereunder. If Genta is unable or unwilling, based on the exercise of reasonable business judgment, to execute a mutually agreeable sublicense hereunder with such alleged infringer then, prosecution of such infringer by MBI shall proceed as follows. In accordance with Section 6.4 of the Isis Agreement, MBI, Isis and Genta shall consult with each other using best efforts to come to agreement regarding (i) the allocation of responsibility and expense of prosecution, and (ii) the disposition of any recovery. If no agreement is reached among Genta, MBI, and Isis on the subject matter of (i) and
         (ii) hereof within thirty (30) days of the date on which MBI or Genta, as applicable, first notified the other of infringement under this
         Section 6.2.1, then MBI, at Genta's request, shall have the obligation to prosecute such alleged infringer at Genta's sole expense, and Genta shall retain any damages recovered in connection therewith. MBI shall not notify a third person of the potential infringement of any of the Non-Exclusive Licensed Patents without first obtaining consent of Genta.

                  6.2.2 WITH RESPECT TO EXCLUSIVE LICENSED PATENTS. During the Term of this Agreement, Genta shall have the sole right, but not the obligation, to prosecute, at its own expense, any infringements of the Exclusive Licensed Patents, to defend the Exclusive Licensed Patents and to recover, for its own account, any damages, awards or settlements resulting therefrom. MBI hereby agrees that Genta may join MBI as a party plaintiff in any such suit, without expense to MBI. Genta shall hold harmless and indemnify MBI from and against any order for costs arising without fault or negligence of MBI that may be made against MBI by reason of being named a party plaintiff in such proceedings. Genta shall have sole control of any such suit and all negotiations for its settlement or compromise, and shall have the sole right in accordance


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         with the terms and conditions herein to sublicense any alleged infringer for future use of the Exclusive Licensed Patents. The total cost of any infringement action commenced or defended solely by Genta shall be borne by Genta.

         6.3 In the event that any action, suit or proceeding is brought against, or written notice or threat thereof is provided to, Genta alleging infringement of any patent or unauthorized use or misappropriation of technology arising out of or in connection with Genta's practice of Licensed Patents, Genta shall have the right to defend at its own expense such action, suit or proceeding and, in furtherance of such rights, MBI hereby agree that Genta may join MBI as a party in such suit, without expense to MBI. Genta shall hold harmless and indemnify MBI from and against any order for costs arising without fault of MBI that may be made against MBI in such proceedings, unless such order arises out of or relates to facts and circumstances involving a breach of any representation or warranty by MBI in this Agreement. MBI agrees to cooperate with Genta, at Genta's expense, in connection with Genta's response to or defense of such action, suit or proceeding, or notice or threat thereof.

         6.4 In the event that a party shall undertake the enforcement and/or defense of the Licensed Patents by legal or patent office proceedings pursuant to this Agreement, the other party shall, at the request and expense of the party undertaking such enforcement and/or defense, cooperate in all reasonable respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples and the like.

                                7. PATENT MARKING

         7.1 Genta shall mark all Licensed Products or Licensed Methods made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

                               8. CONFIDENTIALITY

         8.1 Except to the extent permitted by this Agreement or as otherwise agreed by the parties in writing, at all times during the term of this Agreement and for the five (5) year period following the termination or expiration hereof, each party agrees (a) to keep all information received by it (the "Receiving Party") from the other party (the "Disclosing Party") that is stamped or otherwise designated in writing as confidential ("Confidential Information") confidential using the same degree of care as it exercises with its own confidential information of a similar nature,


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but in no event less than a reasonable degree of care; (b) not to publish or otherwise disclose Confidential Information; and (c) not to use Confidential Information directly or indirectly for any purpose. The parties acknowledge having received Confidential Information prior to the Effective Date hereof, including without limitation the terms and conditions of that certain Letter of Intent entered into between Genta and MBI an May 11, 2000 ("Letter of Intent"), which Confidential Information shall be treated in accordance with this Section 8.

         8.2 The obligations of Section 8.1 shall not apply to any Confidential Information that the Receiving Party can establish by competent proof :

                           (a) was already known to the Receiving Party at the time of disclosure by the Disclosing Party;

                           (b) was part of the public domain at the time of its disclosure by the Disclosing Party;

                           (c) becomes part of the public domain after its disclosure by the Disclosing Party, other than through any act or omission of the Receiving Party in breach of this Agreement; or

                           (d) was lawfully disclosed to the Receiving Party by a third party.

         8.3 PERMITTED DISCLOSURES BY EITHER PARTY. Notwithstanding anything to the contrary in this Section 8, each party may disclose Confidential Information to the extent that such disclosure is reasonably necessary, in accordance with the term and conditions of this Agreement, (a) to file or prosecute patent applications within the Licensed Patents, and/or to pursue or defend litigation relating to the Licensed Patents, (b) to comply with applicable governmental regulations, including without limitation obligations under the securities laws, and (c) to comply with due diligence requests from third parties in connection with each such party's corporate development activities, provided that such third parties agree to be bound in writing by the terms and conditions of this
Section 8 and to use such information solely for purposes of conducting such due diligence. If the Receiving Party intends to make any disclosure under this
Section 8.3, it shall give reasonable advance written notice to the Disclosing Party of such intention. In the event that either party is requested or required by subpoena, civil investigative demand, interrogatories or other similar legal process to disclose any information that is considered Confidential Information hereunder, such party will provide the other party with prompt notice of such request(s) so that such other party may seek an appropriate protective order (at its sole expense) or waive compliance with this Section 8.


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         8.4 PERMITTED DISCLOSURES BY GENTA. Notwithstanding anything to the contrary in this Section 8, Genta may disclose Confidential Information (a) to third parties in connection with the development, and/or commercialization of Licensed Products, products, Licensed Methods and/or methods, including, without limitation, sublicensing, co-development, co-marketing and co-promotion in connection therewith, as long as such third party(ies) agrees in writing to be bound by the provisions of this Section 8, and (b) in the process of seeking and/or maintaining regulatory approval for Licensed Products, Licensed Methods, products, and methods.

                                   9. NOTICES

         9.1 Any notice or payment required to be given to any party will the deemed to have been properly given and to be effective (a) on the date of delivery if delivered in person, by telefax, or overnight courier, or (b) five
(5) days after mailing if mailed by first-class certified mail, postage paid, to the respective addresses given below, or to another address as it shall designate by written notice given to the other party.

In the case of Genta:                       ATTN: Raymond P. Warrell, Jr., M.D.
                                            99 Hayden Avenue, Suite 200
                                            Lexington, MA 02421
                                            Fax: (781) 860-5137

In the case of MBI:                         ATTN:_______________________________
                                            Molecular Biosystems, Inc
                                            10030 Barnes Canyon Road
                                            San Diego, CA 92121-2789
                                            Fax:________________________________


                            10. TERM AND TERMINATION

         10.1 Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement and the licenses granted hereunder shall begin on the Effective Date and terminate upon expiration of the last to expire of the Licensed Patents ("Term").

         10.2 This Agreement and all of Genta's rights and obligations hereunder shall be terminable by Genta at any time, and for any or no reason, upon thirty
(30) days written notice to MBI.

         10.3 MBI shall not have any right to terminate the licenses granted to Genta pursuant to Section 2 hereof for any reason whatsoever and, notwithstanding Section 10.4, such licenses shall continue in full force and effect beginning on the Effective Date and continuing until the expiration of the last to expire of the Licensed


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Patents, except that MBI may terminate such licenses in the following two instances only, by providing thirty (30) days written notice to Genta:

                  (a) if Genta has materially breached its obligations under
                  Section 4 hereof; or

                  (b) if Genta has materially breached it obligations under
                  Section 13 hereof.

Such written notice shall state whether the material breach by Genta is alleged under subsection (a) or (b) of this Section 10.3 and shall state the factual basis of such allegation. If Genta disputes its alleged material breach, Genta shall notify MBI in writing within ten (10) days of MBI's notice, and the dispute regarding MBI's right to terminate and Genta's alleged breach will be adjudicated by binding arbitration under the American Arbitration Association by a panel of three arbitrators, one selected by each party and the third selected by the other two arbitrators. Any arbitration proceeding commenced by any party shall be held in New York City, New York. The decision of the arbitrators shall be final and binding upon the parties and judgment upon the decision by the arbitrators may be entered in any court of competent jurisdiction, and execution may be had thereon. The expense of such arbitration, including attorneys' fees, shall be allocated between the parties as the arbitrators may decide and as the claims and interests of each party may prevail. Pending final determination of such arbitration, the licenses granted to Genta pursuant to Section 2 hereof shall continue in full force and effect.

         10.4 This Agreement shall be terminable upon the material breach or default of any party. In the event of a material breach or default by a party ("Defaulting Party"), the other party ("non-Defaulting Party") shall give the Defaulting Party written notice of the default and its election to terminate this Agreement at the expiration of a probation period of sixty (60) days from the date of the notice. If the Defaulting Party fails to resolve the default in the probation period by (i) curing the default, (ii) providing a written explanation satisfactory to the Non-Defaulting Party that a default has not occurred, or (iii) entering into a written agreement with the Non-Defaulting Party for the cure or other resolution of the default, then the Non-Defaulting Party may terminate this Agreement by giving written notice to the Defaulting Party, and the termination will be effective upon the date specified in such notice. All termination rights shall be in addition to and not in substitution for any other remedies that may be available to the Non-Defaulting Party. Termination pursuant to this Section 10.4 shall not relieve the Defaulting Party from liability and damages to the Non-Defaulting Party for default. Waiver by any party of a single default or a


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succession of defaults shall not deprive such party of any right to terminate this Agreement arising by reason of any subsequent default.

         10.5 Any termination of this Agreement for any reason does not relieve any party of any obligation or liability accrued prior to the termination or rescind anything done by any party and the termination does not affect in any manner any rights of any party arising under this Agreement prior to the termination.


                      11. DISPOSITION OF LICENSED PRODUCTS
                            ON HAND UPON TERMINATION

         11.1 Upon termination of this Agreement under Sections 10.2, 10.3, or 10.4, Genta is entitled to complete the manufacture of and dispose of all previously made or partially made Licensed Products, but no more, within a period of one hundred and twenty (120) days, provided, however, that the sale of the Licensed Products is subject to the terms of this Agreement.

                         12. WARRANTIES AND DISCLAIMERS

         12.1 MBI warrants and represents to Genta that (a) it has the lawful right to enter into this Agreement and to grant the licenses set forth herein without the consent or approval of another person or entity; (b) subject only to the Isis Agreement, MBI owns all right, title, and interest in and to the Licensed Patents; (c) MBI has not, and shall not during the Term of this Agreement, license or otherwise transfer rights in the Non-Exclusive Licensed Patents to any party other than Isis; and (d) MBI has not granted any rights, options or licenses to, or otherwise encumbered in any way the Exclusive Licensed Patents and shall not, during the Term of this Agreement, do or cause to be done anything inconsistent with the exclusive license granted to Genta pursuant to Section 2.2 hereof. MBI further represents and warrants to Genta that the Non-Exclusive Licensed Patents set forth on Appendix A, the Exclusive Licensed Patents set forth on Appendix B, and the MBI Technology licensed to Genta hereunder constitute the entirety of MBI's present right, title, and interest in and to Antisense and oligonucleotide antisense technology and that, with respect to such subject matter, MBI has no rights in any patents, patent applications, or technology, nor any option in or expectation of any rights in same, apart from those identified in this Agreement and/or set forth in the attached Appendices. If any patent(s), patent application(s), or technology relating to Antisense and/or oligonucleotide antisense technology has been omitted from this Agreement or the relevant

Appendix, intentionally or unintentionally, it shall nonetheless be deemed a part of this Agreement and licensed to Genta in accordance with the terms and conditions hereof.

         12.2 Genta represents and warrants to MBI that it has the lawful right and authority to enter into this Agreement without the consent or approval of another person or entity.

         12.3 IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE EXERCISE OF THIS LICENSE OR THE USE OF LICENSED PRODUCTS OR LICENSED METHODS.

                               13. INDEMNIFICATION

         13.1 Genta shall indemnify, hold harmless and defend MBI, and their respective directors, officers, employees and agents (the "Indemnitees") against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of Genta's exercise of this license. This indemnification includes, but is not limited to, any product liability. MBI shall have no responsibility for development, production, sale, safety and efficacy of Licensed Products and Licensed Methods. However, Genta shall not indemnify Indemnitees to the extent that a claim, suit, loss, damage, cost, fee or expense arises out of the gross negligence or intentional misconduct of an Indemnitee.

         13.2 Genta shall have the exclusive right to control the defense of any action, including the right to select counsel to defend an Indemnitee and Genta, and to settle any claim. The provisions of this Section 13 shall survive and remain in full force and effect after any termination, expiration or cancellation of this Agreement and obligations hereunder shall apply whether or not claims are rightfully brought.

         13.3 The obligations of Genta stated in Section 13 shall apply only if an Indemnitee notifies Genta in writing within fifteen (15) days following receipt of written notice of any claim or suit brought against Indemnitee in respect of which Indemnitee intends to invoke the provisions of this Section 13. Genta shall keep the Indemnitee informed on a current basis of its defense of any claims pursuant to this Section 13.

                                14. ASSIGNABILITY

         14.1 This Agreement is not assignable by any party without the written consent of the other parties, which consent shall not be unreasonably withheld, provided that each party may make an assignment without the consent of the other in connection with any merger, acquisition, consolidation, reorganization, or sale of all or substantially all of its assets to which this Agreement relates if such assignee expressly assumes all right, duties and obligations of the assignor hereunder.

                                   15. WAIVER

         15.1 No waiver by any party of any breach or default of any of the covenants or agreements set forth will be deemed a waiver of any subsequent or similar breach or default.


                                16. MISCELLANEOUS

         16.1 The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         16.2 No amendment or modification of this Agreement is valid or binding upon the parties unless made in writing and signed on behalf of each party.

         16.3 This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations, or understandings, either oral or written, between the parties relating to the Licensed Patents, including without limitation that certain Confidentiality Agreement entered into between Genta and MBI on May 6, 2000 and the Letter of Intent.

         16.4 In case any of the provisions contained in this Agreement are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability must not affect any other provisions, but this Agreement must be construed as if such invalid or illegal or unenforceable provisions had never been contained in this Agreement.

         16.5 Unless otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by the party which shall have incurred the same and the other party shall have no liability relating thereto.

         16.6 This agreement shall be interpreted and construed in accordance with the laws of the state of New York without reference to choice of law doctrine, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of such patent or patent application. Each party hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the courts located in the Southern District of New York, any courts of appeal therefrom, and waives any objection on the grounds of lack of jurisdiction (FORUM NON CONVENIENS or otherwise) to the exercise of such jurisdiction over it by any such courts.

         16.7 This Agreement may be signed in two (2) counterparts, each of which shall be deemed an original.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Genta and MBI, by their respective officers duly authorized have executed this Agreement, in duplicate originals, on the day and year written below.

Genta, Inc.                                Molecular Biosystems, Inc.


By:                                        By:
   ------------------------------------       ----------------------------------
(Signature)                                (Signature)

Name:   Raymond P. Warrell, Jr., M.D.      Name:   Bobba Venkatadri
      ---------------------------------         --------------------------------
(Please Print)                             (Please Print)

Title:  President and CEO                  Title:  President and CEO
      ---------------------------------          -------------------------------

Date:   May 30, 2000                       Date:   May 30, 2000
      ---------------------------------          -------------------------------

                                   SCHEDULE A
                         NON-EXCLUSIVE LICENSED PATENTS


-------------------------------------------------------------------------------------------------------------
       TTC REF.        CLIENT'S REF.          TITLE             INVENTOR(S)       APPL. NO.     PATENT NO.
       COUNTRY                                                                   FILING DATE    ISSUE DATE
   ATTY(S) HANDLING
-------------------------------------------------------------------------------------------------------------
016243-000100AT                       Oligonucleotide       Tullis, Richard H.  82903424.8    0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same


-------------------------------------------------------------------------------------------------------------
016243-000100AU                       Oligonucleotide       Tullis, Richard H.  91243/82      568067
(KAW)                                 therapeutic agent &                       10/08/82      05/17/88
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000100BE                       Oligonucleotide       Tullis, Richard H.  82903424.8    BE0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same

-------------------------------------------------------------------------------------------------------------
016243-000100CA                       Oligonucleotide       Tullis, Richard H.  413643        1208147
(KAW)                                 therapeutic agent &                       10/08/82      07/22/86
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000100CH                       Oligonucleotide       Tullis, Richard H.  82903424.8    CH0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same

-------------------------------------------------------------------------------------------------------------
016243-000100DE                       Oligonucleotide       Tullis, Richard H.  82903424.8    P3280400.8
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000100DK                       Oligonucleotide       Tullis, Richard H.  2881/83
(KAW)                                 therapeutic agent &                       10/08/82
                                      method of making
                                      same


-------------------------------------------------------------------------------------------------------------
016243-000100EP                       Oligonucleotide       Tullis, Richard H.  82903424.8    0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000100FR                       Oligonucleotide       Tullis, Richard H.  82903424.8    FR0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same

-------------------------------------------------------------------------------------------------------------
016243-000100GB                       Oligonucleotide       Tullis, Richard H.  82903424.8    GB0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same


-------------------------------------------------------------------------------------------------------------
016243-000100IE                       Oligonucleotide       Tullis, Richard H.  2547/82       58009
(KAW)                                 therapeutic agent &                       10/22/82      06/16/93
                                      method of making
                                      same
=============================================================================================================


---------------------------------------------------------------------------------------
                                                    STATUS AND
                                                     REMARKS

---------------------------------------------------------------------------------------
016243-000100AT             Revoked
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Designating AT BE CH/LI DE FR GB NL SE Client handles
                            annuities.
                            due 10/29/94; completed
---------------------------------------------------------------------------------------
016243-000100AU             Issued
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            due 05/17/91; completed , annuities current

---------------------------------------------------------------------------------------
016243-000100BE             Revoked
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Client handles annuities.
                            due 10/29/94; completed
---------------------------------------------------------------------------------------
016243-000100CA             Issued
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            No annuities due (old law).
                            due 10/08/88; completed
---------------------------------------------------------------------------------------
016243-000100CH             Revoked
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Client handles annuities.
                            due 10/29/94; completed
---------------------------------------------------------------------------------------
016243-000100DE             Revoked
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Client handles annuities.
---------------------------------------------------------------------------------------
016243-000100DK             Abandoned
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Confirm annuity due date. File shows last tax paid in
                            '92! Client handles annuities.
                            Annuity due 10/08/96 completed 06/18/96
                            Annuity due 10/08/97 completed 08/06/97
---------------------------------------------------------------------------------------
016243-000100EP             Nat'l Phase REVOKED
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Designating AT BE CH/LI DE FR GB NL SE
---------------------------------------------------------------------------------------
016243-000100FR             Revoked
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Client handles annuities.
                            due 10/29/94; completed
---------------------------------------------------------------------------------------
016243-000100GB             Revoked
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Associate confirms 1995 annuity paid. Client handles
                            annuities.
                            due 10/29/94; completed
---------------------------------------------------------------------------------------
016243-000100IE             Abandoned
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Published 06/16/93

=======================================================================================


-------------------------------------------------------------------------------------------------------------
       TTC REF.        CLIENT'S REF.          TITLE             INVENTOR(S)       APPL. NO.     PATENT NO.
       COUNTRY                                                                   FILING DATE    ISSUE DATE
   ATTY(S) HANDLING
-------------------------------------------------------------------------------------------------------------
016243-000100IL                       Oligonucleotide       Tullis, Richard H.  67053         67053
(KAW)                                 therapeutic agent &                       10/24/82      10/14/97
                                      method of making
                                      same

-------------------------------------------------------------------------------------------------------------
016243-000100IT                       Oligonucleotide       Tullis, Richard H.  23872A/82     1206311
(KAW)                                 therapeutic agent &                       10/22/82      04/14/89
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000100JP                       Oligonucleotide       Tullis, Richard H.  57-503427     2547714
(KAW)                                 therapeutic agent &                       10/08/82      08/08/96
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000100NL                       Oligonucleotide       Tullis, Richard H.  82903424.8    NL0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same

-------------------------------------------------------------------------------------------------------------
016243-000100PC                       Oligonucleotide       Tullis, Richard H.  82/01447
(KAW)                                 therapeutic agent &                       10/08/82
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000100SE                       Oligonucleotide       Tullis, Richard H.  82903424.8    SE0092574
(KAW)                                 therapeutic agent &                       10/08/82      04/29/92
                                      method of making
                                      same

-------------------------------------------------------------------------------------------------------------
016243-000101JP                       Oligonucleotide       Tullis, Richard H.  8-70762
(KAW)                                 therapeutic agent &                       03/06/96
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000110US                       Oligonucleotide       Tullis, Richard     07/002014
(KAW)                                 therapeutic agent &                       01/09/87
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000120US                       Oligonucleotide       Tullis, Richard     140916
(KAW)                                 therapeutic agent &                       12/29/87
                                      methods of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000130US                       Oligonucleotide                           355140        5023243
(KAW)                                 therapeutic agent &                       05/15/89      06/11/91
                                      method of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000140US                       Oligonucleotide       Tullis, Richard H   633452
(KAW)                                 therapeutic agent &   .                   12/20/90
                                      methods of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000150US                       Oligonucleotide       Tullis, Richard     08/078768
(KAW)                                 therapeutic agent &                       06/16/93
                                      methods of making
                                      same





-------------------------------------------------------------------------------------------------------------
016243-000160US                       Oligonucleotide       Tullis, Richard H.  08/455760     5919619
(KAW)                                 therapeutic agent &                       05/31/95      07/06/99
                                      methods of making
                                      same
-------------------------------------------------------------------------------------------------------------
016243-000170US                       Oligonucleotide
(KAW)                                 therapeutic agent
                                      and methods of
                                      making
-------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                                   STATUS AND
                                                    REMARKS

--------------------------------------------------------------------------------------
016243-000100IL             Issued
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Published 07/13/97
                            Annuities for  the entire 20-yr.term have already been
                            paid by Reinhold Cohn (rd) , annuities current
--------------------------------------------------------------------------------------
016243-000100IT             Abandoned
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81


--------------------------------------------------------------------------------------
016243-000100JP             Issued
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            CLIENT HANDLES ANNUITITES am.(8/9/99),
                            annuities current
--------------------------------------------------------------------------------------
016243-000100NL             Abandoned
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Per. assoc. abandoned in '93 prior to our takeover.
                            Abandon form sent to KAW for signature.
--------------------------------------------------------------------------------------
016243-000100PC             Nat'l Phase
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            EP (AT BE CH/LI DE FR GB NL SE) AU DK JP

--------------------------------------------------------------------------------------
016243-000100SE             Revoked
(KAW)                       Priority (Cntry, Appl No, Date): US 314124 10/23/81
                            Publication no. 0092574
                            Client handles annuities.
                            due 10/29/94; completed
--------------------------------------------------------------------------------------
016243-000101JP             Abandoned
(KAW)                       Published 11/12/96; no. 8-294393
                            Exam requested upon filing (rd) Abandoned per KAW/jms

--------------------------------------------------------------------------------------
016243-000110US             Abandoned
(KAW)


--------------------------------------------------------------------------------------
016243-000120US             Abandoned
(KAW)


--------------------------------------------------------------------------------------
016243-000130US             Issued and Removed
(KAW)                       client pays m.fees;  maintenance fees current


--------------------------------------------------------------------------------------
016243-000140US             Abandoned
(KAW)


--------------------------------------------------------------------------------------
016243-000150US             Pending on appeal
(KAW)                       Response due 05/22/94 (ext. to 08/22/94) ; completed
                            08/19/94
                            Notice of appeal due 02/28/95 (ext. to 05/28/95) ;
                            completed 04/28/95
                            Appeal brief due 06/28/95 (ext. to 10/28/95) ; completed
                            02/02/96
                            Response to communication due 02/19/96 (ext. to 05/19/96)
                            ; completed 02/02/96
--------------------------------------------------------------------------------------
016243-000160US             Issued
(KAW)                       Maint. Fee (3-1/2 yrs.) due 01/06/03 Maint. Fee (7-1/2
                            yrs.) due 01/06/07 Maint. Fee (11-1/2 yrs.) due 01/06/11

--------------------------------------------------------------------------------------
016243-000170US             Extra copies of file history
(KAW)


======================================================================================


                                   SCHEDULE B

                           EXCLUSIVE LICENSED PATENTS


================================================================================================================================

FIRST             COUNTRY          SERIAL        APPLICATION        PATENT        ISSUE       TITLE
INVENTOR          OR REGION        NUMBER        DATE               NUMBER        DATE
================================================================================================================================





Including, without limitation, the United States and foreign patents and patent applications identified in Schedule A, to the extent same are not subject to the Isis Agreement.

                                   EXHIBIT A

                    NON-EXCLUSIVE PATENT LICENSE AGREEMENT


     LICENSE AND DISTRIBUTION AGREEMENT ("this Agreement"), dated as of September 14, 1992, between MOLECULAR BIOSYSTEMS, INC. ("MBI"), a Delaware corporation with its principal place of business at 10030 Barnes Canyon Road, San Diego, California 92121, and Isis Pharmaceuticals, Inc. ("Isis"), a Delaware corporation with its principal place of business 2280 Faraday Avenue, Carlsbad, California 92008.

                                   RECITALS

     A. MBI is the exclusive owner of certain patents relating to the production and use of certain oligonucleotide therapeutic agents in the field known generically as "antisense."

     B. Isis is conducting research and developing medical products which use antisense technology which may be covered by MBI's antisense patents.

     C. MBI and Isis desire to enter into an agreement by which MBI shall issue Isis a nonexclusive worldwide license to use the antisense patents for all purposes, and Isis shall pay MBI a royalty on the sales of all products employing MBI's antisense patents.

     THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     1.1. AFFILIATE. "Affiliate" means any entity which controls, is controlled by, or is under common control with, any identified entity.

     1.2. ANTISENSE. "Antisense" means the production or use for therapeutic purposes of stabilized synthetic oligonucleotides.

     1.3. CONFIDENTIAL INFORMATION. "Confidential Information" means information in the possession of a party that is not generally known and that gives such party a competitive advantage over third parties, including but not limited to techniques, designs, drawings, data, processes, inventions, concepts, substances, specifications, developments, equipment, protocols, sales and customer information, trade secrets, and business and financial information, relating to the research, products, practices and businesses of such party.

     1.4. EFFECTIVE DATE. "Effective Date" means September 14, 1992.

     1.5. FDA. "FDA" means the United States Food and Drug Administration and, where the context requires, corresponding foreign agencies.

     1.6. LICENSED PRODUCT. "Licensed Product" means any product whose use, manufacture, or sale by Isis in any jurisdiction in which a Patent has been allowed, but for the provisions of this Agreement, would constitute an infringement of such Patent.

     1.7. LICENSES. "Licenses" means the licenses granted in Article 2.

     1.8. LOSSES. "Losses" or "Loss" means any loss, damages, injury or expense, including but not limited to lost profits, attorney's fees, damage awards, costs of investigation and litigation, sunk expenditures in plant, equipment and overhead, and diminution in value.

     1.9. NET SALES. "Net Sales" means the gross sales revenues received by a seller of Licensed Products, minus (a) all sales, use, and excise taxes, and customs duties or other charges; (b) transportation and handling charges (including transport insurance) actually incurred and paid by the buyer as part of the purchase price; and (c) amounts repaid or credited by reason of timely rejections or returns.

     1.10. PATENTS. "Patents" means any issued patents of any type or description within the Technology Rights which have not been held to be invalid.

     1.11. TECHNOLOGY RIGHTS. "Technology Rights" means:

          (a) Those patents and applications set forth in Appendix A hereto, together with any patents that may issues thereon, and any divisional, continuation or continuation-in-part applications based thereon and any patents that may issue thereon, any reissues or extensions based upon such patents, and any equivalent patents or patent applications of such patents; and

          (b) Any other patents or patent applications presently owned, controlled, licensed by, being developed or subsequently developed or acquired (by license or otherwise) by MBI which relate to Antisense.

     1.12. THIRD PARTY. "Third Party" means, with respect to either party hereto, any non-party entity that is not an Affiliate of that party.

     1.13. OTHER DEFINITIONS. Definitions of the following words and phrases are found in the indicated paragraphs:

          AGREEMENT                                                   Preamble

          BREACHING PARTY                                     Paragraph 8.2(c)

          CLAIMING PARTY                                      Paragraph 8.2(c)

          DISCLOSING PARTY                                       Paragraph 9.1

          ISIS                                                        Preamble

          ISIS TECHNOLOGY                                        Paragraph 2.2

          MBI                                                         Preamble

          ROYALTY(IES); ROYALTY RATE                             Paragraph 3.2

                                   ARTICLE 2

                                   LICENSES

     2.1. BASIC LICENSE. MBI grants Isis a nonexclusive worldwide license to use the Technology Rights to use, make, have made, test, research, develop, promote, commercialize, market, distribute, and sell Licensed Products on the terms and conditions set forth in this Agreement.

     2.2. SUBLICENSES. MBI grants Isis the right to issue sublicenses of the same or lesser scope as the license described in Paragraph 2.1, provided that such sublicense may only be issued in connection with the grant by Isis to the sublicensee of a license of patented, secret, or otherwise proprietary Isis-developed technology ("Isis Technology") necessary to the development, manufacture, sale, and/or use of a product using the Technology Rights, such sublicense to be limited in scope or field of use to the use of the Technology Rights for a Licensed Product employing Isis Technology as a material element thereof. It is the intention of the parties that this limitation is intended to prevent the "brokering" or other transfer of the Technology rights to parties whose use thereof does not substantially employ Isis Technology. Isis shall provide MBI with a copy each sublicense. No sublicense shall contain terms contrary to or inconsistent with the terms of this Agreement.

     2.3. END-USER SUBLICENSES. MBI grants Isis a license to issue irrevocable sublicenses to end users of Licensed Products to use them for their respective intended purposes.

                                   ARTICLE 3

                  LICENSE FEES; ROYALTIES; SUBLICENSE REVENUES

     3.1. LICENSE FEE. Isis shall pay MBI a license fee of $250,000, as follows:

          (a) $125,000 on the date of execution of this Agreement;

          (b) $125,000 on January 1, 1993.

These payments shall be non-refundable, non-cancelable, and shall not be credited against any other payments due to MBI from Isis.

     3.2. ANNUAL MAINTENANCE FEE. Isis shall pay MBI an annual maintenance fee of $15,000 on every anniversary of the Effective Date through the term of this Agreement as described in Paragraph 8.1. It shall not be credited toward or be deemed a prepayment of any other amounts owing to MBI from Isis under this Agreement.

     3.3. ROYALTIES. Isis shall pay MBI a royalty of 1.5% of the Net Sales of Licensed Products manufactured and sold by Isis ("Royalty(ies)" or "Royalty Rate," as the context requires).

     3.4. SUBLICENSE REVENUES. With respect to each sublicensee, Isis shall pay MBI the greater of the following, measured on a quarter-by-quarter, basis:

          (a) 15% of Isis's sublicense revenues relating to the sublicensee's sales of Licensed Products (excluding revenues from any transaction counted towards Net Sales under Paragraph 3.3), or

          (b) 0.75% of the sublicensee's Net Sales.

("Sublicense Payments.") All sublicenses shall require the sublicensee to report Net Sales (as defined in this Agreement) to Isis on a quarterly basis. If MBI enters into any license agreement for the Technology Rights similar in scope to this Agreement after the Effective Date containing a Royalty Rate, annual maintenance fee, or Sublicense Payment formula(s) more favorable to that licensee than provided in Paragraph 3.3 or this Paragraph of this Agreement, then this Agreement shall be deemed amended as of the effective date of such other license to provide that Isis shall be subject to the identical Royalty Rate or Sublicense Payment formula(s).

     3.5. PAYMENT OF ROYALTIES AND SUBLICENSE PAYMENTS. Royalties and Sublicense Payments shall be calculated on a quarterly basis and payable to MBI no later than forty-five (45) days after the close of each calendar quarter in which Isis makes the sales included in Net Sales or receives revenues or Net Sales reports from sublicensees. Isis shall be deemed to have made a sale of a Licensed Product when it recognizes the revenue for its internal accounting purposes, using Generally Accepted Accounting Principles; provided that an unpaid receivable for a sale of Licensed Products shall be counted as a sale resulting in recognized Net Sales (for the purposes of this Agreement) 180 days after the date of the invoice from Isis to the delinquent account. Each Royalty payment and Sublicense Payment shall be accompanied by a statement showing the calculation of the Royalty (including all adjustments to gross sales of Licensed Products by Isis or any sublicensee used to calculate Net Sales) and of the Sublicense Payment.

     3.6. EXCHANGE RATES. In the case of revenues collected in currencies other than U.S. dollars, the amount due to MBI shall be determined using the exchange rate quoted at the U.S. Federal Reserve Bank clearing house in New York, New York, at the close of business on the last business day of the quarter.

     3.7. RECORDS AND ACCOUNTING REVIEW. Isis shall keep complete and accurate books of account containing all particulars which may be necessary for the purpose of showing the transfer prices, Royalties and Sublicense Payments payable to MBI. Such books and the supporting data shall be open and accessible on reasonable prior written notice at all reasonable times during the term of this Agreement to the inspection of an independent certified public accountant retained by MBI and reasonably acceptable to Isis for the purpose of verifying Isis's Royalty and Sublicense Payments and statements. Isis may take reasonable steps to provide MBI's accountant with only such information as is necessary for such verification, and MBI's accountant shall report to MBI only such information as is required by MBI to confirm whether Isis has provided accurate statements under Paragraph 3.5, and, if not, the respects in which the reports were inaccurate. All such information provided to MBI and its accountant shall be subject to Article 9 ("Confidentially"). Such inspection may take place no more frequently than once in any calendar year, and the accountant's inspection shall be limit to books and records no older than those for the three calendar years prior to the date of the inspection.

                                   ARTICLE 4

                                  ISIS DUTIES

     In addition to other duties and obligations imposed by this Agreement, Isis shall have the following duties:

     4.1. REGULATORY REQUIREMENTS. Isis's development and commercialization of Licensed Products shall comply with applicable FDA regulations. Isis shall secure all necessary FDA and other regulatory approvals as required to develop and commercialize Licensed Products.

     4.2. NO CONTEST. During the term of this Agreement and for a period of five years thereafter, Isis shall not contest, oppose, interfere with, or challenge the validity of the Patents, or support any such action by any Third Party.


                                   ARTICLE 5

                        REPRESENTATIONS AND WARRANTIES

     Each party represents, warrants, and promises to the other that, as of the Effective Date:

     5.1. ORGANIZATION. It is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has full power and authority to conduct its business as it is now being conducted. It is qualified to do business in each other jurisdiction where qualification is required by applicable law, except where any failure to so qualify would not have a material adverse impact on the party.

     5.2 AUTHORITY. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights generally, and by legal and equitable limitations on the availability of specific remedies. No consent or approval of any other party is required for it to enter into this Agreement. The execution, delivery, and performance of this Agreement does not and will not violate its articles of incorporation or bylaws.

     5.3 DEFAULTS. Its execution, delivery, and performance of this Agreement does not and shall not result in a breach of or constitute a default (or an event which, with or without notice or lapse of time, would constitute a default) under any contract or agreement to which it is party.

     5.4. TITLE. MBI owns the Patents free and clear of all liens and encumbrances.

                                   ARTICLE 6

                                 PATENT MATTERS

     6.1 PATENT RESPONSIBILITIES AND EXPENSES. MBI shall be solely responsible for the prosecution and maintenance of the Patents and all expenses relating thereto.

     6.2 ISIS'S RIGHT TO MAINTAIN AND DEFEND. If MBI does not desire to prosecute, maintain and defend any Patent which Isis believes essential for it to protect its rights to manufacture and sell Licensed Products, Isis may elect to assume responsibility for the prosecution, maintenance, and defense of such Patent.

     6.3 COOPERATION REGARDING PROSECUTION AND MAINTENANCE. At Isis's request, MBI shall keep Isis reasonably advised of the status of the Patents. Upon request, MBI shall provide Isis with copies of applications, office action responses, and other filings, and drafts thereof, filed or proposed to be filed with the U.S. Patent and Trademark Office and its foreign equivalents, which documents shall be subject to Article 9
("Confidentiality").

     6.4 INFRINGEMENT BY A THIRD PARTY. MBI shall be responsible for prosecuting or licensing infringers of the Patents. MBI shall consult with Isis and any other non-exclusive licensee of the Technology Rights regarding
(i) the allocation of responsibility and expense of prosecution, and (ii) the disposition of any recovery, in the event that the infringer's activities directly and materially injure one or more such non-exclusive licensees. If no agreement on these subjects is reached, then MBI shall have the right to prosecute infringers of the Patents at its expense. It shall retain sole control of any proceedings, including the defense of any counterclaim or allegation that any of the patents included in the Patents is invalid. If any portion of a recovery or settlement is for lost Net Sales of Isis or any sublicensee, MBI shall pay Isis an amount representing Isis's lost profits after deduction of MBI's costs of prosecution not separately awarded as an element of damage and the applicable Royalties on such lost Net Sales. If MBI declines to prosecute any given infringer, Isis may undertake such prosecution, PROVIDED THAT if any of the recovery is for the Net Sales on lost sales of Licensed Products (or other lost revenues), Isis shall pay MBI an amount representing the appropriate Royalties or other amounts after deduction of Isis's costs of prosecution or defense not separately awarded as an element of damage. In the event Isis undertakes the prosecution of such a claim, MBI shall have the right to join as a party aligned with Isis at MBI's expense, and shall, at its option, have control over the defense of any claim that any patent in the Patents is invalid.

     6.5 INVALIDITY. Unless otherwise agreed in a particular case, MBI shall be responsible for the defense of any claim that any patent included in the Patents is invalid.

     6.6 COOPERATION REGARDING LITIGATION. The parties shall cooperate with one other in any action undertaken in connection with the proceedings described in this Article at the request of the party bringing the action. The cooperation shall be at the expense of the requesting party, except that if the cooperating party desires to be represented by separate counsel, it shall be at its own expense.

                                   ARTICLE 7

                                INDEMNIFICATION

     7.1 INDEMNIFICATION BY ISIS. Isis shall indemnify MBI for all Losses incurred by MBI as a result of: (a) Isis's breach of this Agreement, including representations and warranties, or (b) any claim for death or personal injury which shall have been caused or alleged to have been caused by any negligence on the part of Isis arising out of the manufacture, sale or use of the Licensed Products, including claims based on strict liability or other tort cause of action.

     7.2 PROCEDURE RESPECTING THIRD PARTY CLAIMS. In the event a Third Party assets any claim with respect to any matter as to which the indemnities in this Article relate, MBI shall give prompt notice to Isis, and the Isis shall have the right to take over the defense or settlement of the Third Party's claim at its own expense by giving prompt notice to MBI. If Isis does not give such notice and does not proceed diligently to defend the claim within 30 days after receipt of the notice of the Third Party's claim, then Isis shall be estopped to object to any defense or settlement that MBI may make as to those claims, and shall reimburse the MBI for its Losses related to the defense or settlement of the Third Party's claim. Regardless of any dispute over whether indemnification shall be had, the parties shall cooperate to defend the Third Party's claim. Indemnification under this Article shall include indemnification of MBI's employees, agents, Affiliates, and Third Parties performing services for MBI.

                                  ARTICLE 8

                             TERM AND TERMINATION

     8.1 TERM. Except as provided in Paragraph 8.2, this Agreement shall be in effect until the expiration date of the last of the Patents to expire, on a jurisdiction-by-jurisdiction basis.

     8.2 TERMINATION. This Agreement may be terminated prior to its expiration under Paragraph 8.1:

          (a) MUTUAL CONSENT. By the written consent of Isis and MBI;

          (b) INSOLVENCY. By either party by notice to the other in the event such other party shall dissolve, cease active business operations or liquidate, or in the event such other party shall have been determined to be insolvent by a court of competent jurisdiction, or insolvency or reorganization proceedings shall have been commenced by such other party, or such proceedings shall have been brought against such other party and remained undismissed for a period of 60 days, or such other party shall have made a general assignment for the benefit of creditors, or a receiver of all or substantially all of such other party's assets shall have been appointed and not discharged within 60 days;

          (c) MATERIAL BREACH. Subject to Subparagraph (d), by either party ("the Claiming Party") if the other ("the Breaching Party") shall breach any material provision, condition, representation, or warranty in this Agreement, PROVIDED THAT this Agreement shall not be deemed breached by the Breaching Party until (a) the Claiming Party has given the Breaching

     Party written notice specifying the respects in which the Claiming Party claims the Agreement has been breached; (b) the Breaching Party fails to remedy such breach, or fails to provide information to the Claiming Party sufficient to show that it has not breached this Agreement, for a period of 60 days or such longer period of time as is necessary to effect a cure if such breach is not reasonably curable within 60 days, and the Breaching Party is pursuing a cure in good faith; and (c) following the expiration of the 60-day period, the Claiming Party has served final written notice of termination on the Breaching Party.

          (d) ISIS FAILURE TO PAY. By MBI if Isis shall fail to timely make any payment required by this Agreement and such payment shall not have been made within 30 days after receipt of MBI's written demand therefor unless Isis is, in good faith and in writing, contesting or disputing its obligation to make any such payment or disputing the amount thereof, provided that Isis shall deposit disputed amounts into an escrow account established at a commercial bank in San Diego, California, where such sum shall remain until the dispute is resolved either by agreement of the parties or order of a court of competent jurisdiction. Isis shall instruct any such escrowee to provide account balance information directly to MBI.

          (e) ISIS TERMINATION. Isis shall have the right to terminate this Agreement for any reason upon 30 days' written notice.

     8.3 CONSEQUENCES OF TERMINATION. Isis shall pay MBI all sums due as of the termination date within 30 days. If this Agreement terminates (a) pursuant to Paragraph 8.2(a), the Licenses shall survive (or not) on such terms as the parties may agree. If this Agreement terminates pursuant to any other provision, the Licenses shall terminate. All warranty, confidentiality, indemnification, choice-of-law-and-forum, and recordkeeping/audit rights and obligations of the parties shall survive termination. All accrued Royalties on Licensed Products manufactured by Isis in Isis's inventory at termination (which may be subsequently sold despite termination), shall be paid as provided herein.

                                  ARTICLE 9

                               CONFIDENTIALITY

     9.1 CONFIDENTIAL INFORMATION. Each party acknowledges that this Agreement may from time to time the disclosure to it by the other party of Confidential Information. Each party ("the Receiving Party") shall regard and preserve Confidential Information that it obtains from the other party ("the Disclosing Party") as secret and confidential. During the term of this Agreement and for a period of five (5) years thereafter, no Receiving Party shall publish or disclose any Confidential Information in any manner without the Disclosing Party's prior written consent. The Receiving Party shall use the same level of care to prevent the disclosure of Confidential Information that it exercises in protecting its own Confidential Information, and shall in any event take all reasonable precautions to prevent the disclosure of Confidential Information to third parties. Notwithstanding these restrictions, a Receiving Party may disclose Confidential Information to the FDA, to persons conducting preclinical or clinical trials of any Licensed Product, and to vendors and suppliers of goods, materials and services (including consulting services) as necessary to the performance of this Agreement, upon securing from such persons (except the FDA) executed confidentiality agreements in the form customarily employed by the Receiving Party when required to disclose its own confidential information. A party required to disclose Confidential Information under legal compulsion shall use its best efforts to secure a protective order limiting the use and disclosure thereof.

     9.2 EXCEPTIONS. The following shall not be considered Confidential
Information:

          (a) Information which is public knowledge or which becomes public knowledge through no fault of the Receiving Party.

          (b) Information which is lawfully obtained by the Receiving Party from a third party (which itself lawfully obtained the Confidential Information and has no obligation of confidentiality).

          (c) Information which is in the Receiving Party's lawful possession, as documented by its records, prior to its initial disclosure by the Disclosing Party. This exception shall not apply to release either party from the terms of any confidentiality agreement it entered into prior to the Effective Date.

          (d) Information which is independently developed by the Receiving Party without reference to any Confidential Information of the Disclosing Party.

     9.3 EQUITABLE RELIEF. Each party acknowledges that the unlawful disclosure of Confidential Information would cause the Disclosing Party immediate and irreparable damage, that the damage is not readily capable of monetary recompense, and that a temporary restraining order or preliminary or permanent injunction is an appropriate remedy for the threatened or continued unlawful disclosure of the Confidential Information provided that notice of any claimed wrongful disclosure shall first be given to the Receiving Party by the Disclosing Party.

     9.4 AGREEMENT. Either party may disclose the terms of this Agreement to their respective attorneys, accountants, lenders, insurance brokers and underwriters, and investment bankers, or as required by law.

                                  ARTICLE 10

                                  ASSIGNMENT

     10.1 GENERAL PROHIBITION. Except as provided in Paragraph 10.2, this Agreement may not be assigned by either party without the prior written consent of the other party.

     10.2 EXCEPTIONS. Either party may assign this Agreement to a wholly-owned subsidiary or to a purchaser of substantially all of its assets.

                                  ARTICLE 11

                              GENERAL PROVISIONS

     11.1 NOTICES. Any notices permitted or required to be given hereunder shall be effective if they are delivered personally, by certified mail (return receipt requested), by overnight air courier (with return receipt), or by facsimile machine (with proof of transmission) and delivered:

          (a) in the case of MBI, to:

          Mr. Vincent A. Frank
            President
          MOLECULAR BIOSYSTEMS, INC.
          10030 Barnes Canyon Road
          San Diego, California 92121

          FAX: (619) 452-6187

     with required copies to:

          Steven Lawson, Esq.
          Vice President, Legal Affairs
            and General Counsel
          MOLECULAR BIOSYSTEMS, INC.
          10030 Barnes Canyon Road
          San Diego, California 92121

          FAX: (619) 452-6187

     and

          Craig P. Colmar, Esq.
          Michael Bonn, Esq.
          JOHNSON AND COLMAR
          Suite 1000
          75 East Wacker Drive
          Chicago, Illinois 60601

          FAX: (312) 444-9283

     and

          (b) in the case of Isis, to:

          President
          ISIS PHARMACEUTICALS, INC.
          Carlsbad Research Center
          2292 Faraday Avenue
          Carlsbad, California 92008

          FAX: (619) 931-9639

     with a required copy to:

          B. Lynne Parshall
          General Counsel
          Carlsbad Research Center
          2292 Faraday Avenue
          Carlsbad, California 92008

Notices may be sent to any changed address of any of the above of which the sender has actual knowledge.

     11.2 INTEGRATION. This Agreement represents the entire agreement of the parties with respect to its subject matter, and supersedes any and all prior agreements, understandings, promises and representations by any party to any other respecting its subject matter.

     11.3 NO BROKERS. No party to this Agreement employed any broker or agent in connection with this transaction or its subject matter.

     11.4 CAPTIONS; APPENDICES. All captions contained in this Agreement are inserted for convenience of reference only and shall not be deemed a part of this Agreement. The Appendices are incorporated into and deemed a part of this Agreement.

     11.5 SEVERABILITY. If any provision of this Agreement is held unenforceable, the provision shall be regarded as severable from this Agreement and the remaining provisions shall remain in full force and effect.

     11.6 STATUS OF THE PARTIES. MBI and Isis shall not be deemed to be partners, joint venturers or one another's agents, and neither shall have the right to act on behalf the other except as expressly provided herein or otherwise expressly agreed in writing.

     11.7 WAIVER. The failure or neglect of MBI or Isis to enforce the terms and conditions of this Agreement shall not be deemed a waiver thereof nor shall it be deemed a condonation of any breach. Such failure or neglect shall not be deemed a waiver or condonation of any later breach. All remedies under this Agreement are cumulative and are not exclusive of other remedies.

     11.8 AMENDMENT. Except as provided in the last sentence of Paragraph 3.4, this Agreement may only be amended by a writing signed by the parties hereto and expressly designated as an amendment to this Agreement.

     11.9 BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

     11.10 FORCE MAJEURE. A party shall not be liable to the other for inability to perform any of its obligations under this Agreement when its inability is the result of an act of God, earthquake, epidemic, order of civil or military authorities, flood, fire, war, civil disturbance, strike or other labor dispute, vandalism, or other natural, civil or commercial disturbance over which the party has no control, except that lack of finances shall not be deemed a circumstance not within a party's control.

     11.11 COUNTERPARTS. This agreement may be executed in counterparts, to be evidenced by the simultaneous (within physical limits) exchange of signature pages (telefaxed, if necessary) and confirmatory cover letters, and the counterparts together shall be regarded as a single instrument binding on the parties.

     11.12 CHOICE OF LAW; CHOICE OF FORUM. This Agreement shall be construed and enforced in accordance with the laws of California, without regard to conflict-of-laws rules. Any lawsuit relating to this Agreement shall be brought in a court of competent jurisdiction in San Diego, California, which court the parties acknowledge has IN PERSONAM jurisdiction over each of them.

     11.13 PUBLICITY. No party shall issue a press release relating to this transaction without the prior review and approval of the other. Approval shall not be unreasonably withheld. Such press release shall not disclose the economic terms of the transaction. When filing necessary disclosures with the Securities and Exchange Commission ("SEC"), each party shall request confidential treatment with respect to the economic terms of this Agreement pursuant to SEC Rule 24(b)-2. Nothing in this paragraph shall be construed to prevent MBI form (a) publically disclosing revenue information from all licensees of MBI's Antisense technology in the aggregate (as opposed to Isis's economic terms alone) or (b) disclosing economic information on this transaction to analysts or parties under an obligation of confidentiality.

     WHEREFORE, the parties have executed this Agreement as of September 14,
1992

                                       MOLECULAR BIOSYSTEMS, INC.


                                       By: /s/ Vincent A. Frank
                                           -----------------------------------
                                           Vincent A. Frank
                                           President & Chief Operating Officer


                                       ISIS PHARMACEUTICALS, INC.


                                       By: /s/ Daniel L. Kisner, M.D.
                                           -----------------------------------
                                           Daniel L. Kisner, M.D.
                                           Executive Vice President

                                   APPENDIX A

                PATENTS AND PATENT APPLICATIONS BY JURISDICTION



--------------------------------------------------------------------------------------------------------
FIRST       COUNTRY       SERIAL       APPLICATION       PATENT       ISSUE         TITLE
INVENTOR    OR REGION     NUMBER       DATE              NUMBER       DATE
========================================================================================================
TULLIS      AUSTRALIA     91243/82     10/08/82          1,208,147    07/22/86
TULLIS      CANADA        413,643      10/18/82          1,208,147    07/22/86
TULLIS      DENMARK       2881/83      06/23/83
TULLIS      EUROPE*       82903424.8   10/08/82          0,092,574    04/29/92
TULLIS      IRELAND       2547/82      10/22/82
TULLIS      ITALY         23872A/82    10/23/82          12063311     04/14/89
TULLIS      ISRAEL        6705316      10/23/82
TULLIS      JAPAN         57-503427    06/23/83
TULLIS      US            355,140      05/15/89          5,023,243    06/11/91      OLIGONUCLEOTIDE
                                                                                    THERAPEUTIC AGENT
                                                                                    AND METHOD OF
                                                                                    MAKING SAME
TULLIS      US            633,452      12/20/90                                     OLIGONUCLEOTIDE
                                                                                    THERAPEUTIC AGENT
                                                                                    AND METHOD OF
                                                                                    MAKING SAME
========================================================================================================


* Designated Contracting States:    Austria, Belgium, Switzerland, Germany,
                                    United Kingdom, Liechtenstein, Netherlands and Sweden.

                                    EXHIBIT B

I.       CONSIDERATION

         (a) Upon the execution of this Agreement by both parties ("the Closing Date") as consideration for the rights and licenses granted pursuant to the Agreement, Genta shall issue to MBI the Subject Shares. The "Subject Shares" shall mean the number of shares of Genta's common stock, par value $0.001 per share ("Common Stock"), equal to $2,400,000 in value, calculated using the closing sale price of the Common Stock on the Nasdaq National Market (the "Closing Genta Stock Price") on the business day immediately prior to the Closing Date (rounded to the nearest whole share).

         (b) In the event the Subject Shares have a Value (as defined below) of less than $2,400,000 on the business day immediately prior to the date that the Registration Statement (as defined below) is declared effective (such date, the "Readjustment Date") by the Securities and Exchange Commission ("SEC"), Genta shall issue shares of Common Stock to MBI in an amount equal to the Additional Shares (as defined below). In the event the Subject Shares have a Value (as defined below) of greater than $2,400,000 on the Readjustment Date, MBI shall refund shares of Common Stock to Genta in an amount equal to the Additional Shares (as defined below). The "Additional Shares" shall mean the number of shares of Common Stock (rounded to the nearest whole share) equal to the quotient of (i) the difference between $2,400,000 and the Value of the Subject Shares on the Readjustment Date divided by (ii) the Closing Genta Stock Price on the Readjustment Date. The "Value" of the Subject Shares on the Readjustment Date shall be calculated using the Closing Genta Stock Price on the Readjustment Date. Notwithstanding anything herein to the contrary, Genta may, at its option, pay in cash the Value of the Additional Shares.

II.      ACCREDITED INVESTOR

         MBI represents and warrants to Genta as follows:

         (a) MBI is acquiring the Subject Shares (and, in the event that it should acquire any Additional Shares, MBI will be acquiring such Additional Shares) for its own account, for investment purposes and not with a view to the distribution of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in any transaction that would violate the registration requirements of the securities laws of the United States of America or any state thereof; without prejudice, however, to the rights of MBI at all times to sell or otherwise dispose of the Subject Shares and the Additional Shares, as the case may be, under an effective registration statement or applicable exemption from registration under the Securities Act and any applicable state securities law.

         (b) MBI is an "accredited investor" within the meaning of Rule 501(a) of Regulation D, promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Subject Shares or the Additional Shares.

         (c) MBI, by reason of its financial and business experience, has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subject Shares and the Additional Shares and is able to bear the economic risk of such investment.

         (d) MBI hereby acknowledges that Genta has made available to it the opportunity to ask questions and receive answers from Genta concerning the terms and conditions under which the Subject Shares and the Additional Shares, if any, will be issued to it.

         (e) MBI understands that (i) the issuance to MBI of the Subject Shares has not been, and the issuance to MBI of the Additional Shares will not be, registered under the Securities Act, by reason of their issuance by Genta in transactions exempt from the registration requirements of the Securities Act and
(ii) Genta is relying upon the accuracy of the representations and warranties of MBI set forth in this License Agreement for purposes of compliance with the exemptions from registration under the Securities Act.

         (f) No placement agent, banker, broker or finder has acted directly or indirectly for MBI in connection with this License Agreement or the transactions contemplated hereby, and no placement agent, banker, broker or finder is entitled to any commission, brokerage or finder's fee in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of MBI.

III.     COMPLIANCE

         MBI covenants and agrees that it will comply with all applicable laws relating to Genta's common stock, including, without limitation, the securities laws of the United States of America and the applicable state securities laws.

IV.      REGISTRATION STATEMENT

         (a) Genta shall use its reasonable efforts to cause the Subject Shares and the Additional Shares, if any, to be registered for resale by MBI on a registration statement on Form S-3 (the "Registration Statement") under the Securities Act with the SEC, and to have the Registration Statement declared effective by the SEC as soon as practicable after the Closing Date and in any event within three (3) months of such date. MBI shall provide all necessary information to Genta to enable Genta to comply with the foregoing obligation.